Exhibit 99.1

BREAD FINANCIAL ANNOUNCES EXPIRATION AND RESULTS OF ITS PREVIOUSLY ANNOUNCED
CASH TENDER OFFERS

Columbus, Ohio, August 22, 2025 – Bread Financial Holdings, Inc. (NYSE: BFH) (“Bread Financial” or the “Company”) announced that its previously announced cash tender offers (the “Tender Offers”) described in the Offer to Purchase, dated July 24, 2025 (as amended, the “Offer to Purchase”) expired at 5:00 p.m., New York City time, on August 21, 2025 (the “Expiration Date”). The following table sets forth the total aggregate principal amount of the Company’s 9.750% Senior Notes due 2029 (the “2029 Notes”) and the Company’s 8.375% Fixed-Rate Reset Subordinated Notes due 2035 (the “2035 Notes” and, together with the 2029 Notes, the “Notes”) validly tendered (and not validly withdrawn) pursuant to the Tender Offers.

Title of Security	CUSIP / ISIN	Aggregate Outstanding Principal Amount(1)	Aggregate Principal Amount Tendered (2)(3)	Total Consideration(3)(4)
9.750% Senior Notes due 2029	144A: 018581AP3 / US018581AP34 Reg S: U01797AK2 / USU01797AK20 Reg S: U01797AL0 / USU01797AL03	$750,012,000	$31,288,000	$1,070
8.375% Fixed-Rate Reset Subordinated Notes due 2035	144A: 018581AQ1 / US018581AQ17 Reg S: U01797AM8 / USU01797AM85	$400,000,000.00	$121,000	$1,025

(1)    Reflects the aggregate principal amount outstanding prior to commencement of the Tender Offers.
(2)    Reflects (i)(a) $28,402,000 in aggregate principal amount of the 2029 Notes and (b) $121,000 in aggregate principal amount of the 2035 Notes that were accepted for purchase by the Company on August 6, 2025 (the “Early Participation Date”) pursuant to and in accordance with the Tender Offers and settled for the Total Consideration applicable to each series on August 11, 2025, and (ii) $2,886,000 in aggregate principal amount of the 2029 Notes validly tendered (and not validly withdrawn) following the Early Participation Date but on or prior to the Expiration Date. The Company anticipates that such Notes tendered following the Early Participation Date but on or prior to the Expiration Date will be accepted for purchase in accordance with the terms of the Tender Offers on August 26, 2025 for the Total Consideration applicable to such series.
(3)    Per $1,000 principal amount of Notes accepted for purchase by the Company. In addition, accrued and unpaid interest will be paid on all Notes accepted for purchase from the applicable last interest payment date to, but not including, the date on which the Notes are purchased.
(4)    Includes the Early Participation Amount of $50.00 (as defined in the Offer to Purchase).

The Tender Offers were made pursuant to the terms and conditions contained in the Offer to Purchase. The Tender Offers expired at the Expiration Date and no tenders of Notes submitted after the Expiration Date are valid.
J.P. Morgan Securities LLC acted as sole lead dealer manager for the Tender Offers (the “Sole Lead Dealer Manager”), and BMO Capital Markets Corp., CIBC World Markets Corp., KeyBanc Capital Markets Inc., RBC Capital Markets, LLC, Scotia Capital (USA) Inc., Truist Securities, Inc., Fifth Third Securities, Inc., U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC served as co-dealer managers for the Tender Offers (the “Co-Dealer Managers” and, together with the Sole Lead Dealer Manager, the “Dealer

Managers”). This news release is neither an offer to purchase nor a solicitation of an offer to sell any securities. The Tender Offers were made only by, and pursuant to the terms of, the Offer to Purchase. The Tender Offers were not made in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction where the laws require the Tender Offers be made by a licensed broker or dealer, the Tender Offers were made by the Dealer Managers on behalf of the Company. None of the Company, D.F. King, Inc., as Tender and Information Agent, or the Dealer Managers, nor any of their respective affiliates, has made any recommendation as to whether holders should tender or refrain from tendering all or any portion of their Notes in response to the Tender Offers.
Cautionary Statement on Forward-Looking Language
This news release may contain forward-looking statements, including, but not limited to, our financing plans and the details thereof, including the Tender Offers and the other expected effects of such transactions. Forward-looking statements may generally be identified by the use of the words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “project,” “plan,” “likely,” “may,” “should” or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding, and the guidance we give with respect to, our anticipated operating or financial results, future financial performance and outlook, future dividend declarations, and future economic conditions.

We believe that our expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that are difficult to predict and, in many cases, beyond our control. Accordingly, our actual results could differ materially from the projections, anticipated results or other expectations expressed in this release, and no assurances can be given that our expectations will prove to have been correct. Factors that could cause the outcomes to differ materially include, but are not limited to, the following: macroeconomic conditions, including market conditions, inflation, interest rates, labor market conditions, recessionary pressures or concerns over a prolonged economic slowdown, and the related impact on consumer spending behavior, payments, debt levels, savings rates and other behaviors; global political and public health events and conditions, including significant shifts in trade policy, such as changes to, or the imposition of, tariffs and/or trade barriers and any economic impacts, volatility, uncertainty and geopolitical instability resulting therefrom, as well as ongoing wars and military conflicts and natural disasters; future credit performance of the Company’s customers, including the level of future delinquency and write-off rates; loss of, or reduction in demand for services from, significant brand partners or customers in the highly competitive markets in which the Company operates, including competition from new and non-traditional competitors, such as financial technology companies, and with respect to new products, services and technologies, such as the emergence or increase in popularity of agentic commerce, digital payment platforms and currencies and other alternative payment and deposit solutions; the concentration of the Company’s business in U.S. consumer credit; increases or volatility in the Allowance for credit losses that may result from the application of the current expected credit loss (CECL) model; inaccuracies in the models and estimates on which the Company relies, including the amount of its Allowance for credit losses and our credit risk management models; increases in fraudulent activity; failure to identify, complete or successfully integrate or disaggregate business acquisitions, divestitures and other strategic initiatives, including, with respect to divested businesses, any associated guarantees, indemnities or other liabilities; the extent to which the Company’s results are dependent upon its brand partners, including its brand partners’ financial performance and reputation, as well as the effective promotion and support of the Company’s products by brand partners; increases in the cost of doing business, including market interest rates; the Company’s level of indebtedness and inability to access financial or capital markets, including asset-backed securitization funding or deposits markets; restrictions that limit the ability of Comenity Bank and Comenity Capital Bank (the “Banks”) to pay dividends to the Company; pending and future litigation; pending and future federal, state, local and foreign legislation, regulation, supervisory guidance and regulatory and legal actions including, but not limited to, those related to financial regulatory reform and consumer financial services practices, as well as any such actions with respect to late fees, interchange fees or other charges; increases in regulatory capital requirements or other support for the Banks; impacts arising from or relating to the transition of the Company’s credit card processing services to third party service providers that it completed in 2022; failures or breaches in the Company’s operational or security systems, including as a result of cyberattacks, unanticipated impacts from technology modernization projects, failure of its information security controls or otherwise; loss of consumer information or other data due to compromised physical or cyber security, including disruptive attacks from financially motivated bad actors and third party supply chain issues; and any tax or other liability or adverse impacts arising out of or related to the spinoff of the Company’s former LoyaltyOne segment or the bankruptcy filings of Loyalty Ventures Inc. and certain of its subsidiaries and subsequent litigation or other disputes. The foregoing factors, along with other risks and uncertainties that could cause actual results to differ materially from those expressed or implied in forward-looking statements, are described in greater detail under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the most recently ended fiscal year, which may be updated in Item 1A of, or elsewhere in, our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K. Our forward-looking statements speak only as of the date made, and the Company undertakes no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.

About Bread Financial
Bread Financial® (NYSE: BFH) is a tech-forward financial services company that provides simple, personalized payment, lending, and saving solutions to millions of U.S. consumers. Our payment solutions, including Bread Financial general purpose credit cards and savings products, empower our customers and their passions for a better life. Additionally, we deliver growth for some of the most recognized brands in travel & entertainment, health & beauty, jewelry and specialty apparel through our private label and co-brand credit cards and pay-over-time products providing choice and value to our shared customers.

Contacts
Brian Vereb – Investor Relations
Brian.Vereb@BreadFinancial.com

Susan Haugen – Investor Relations
Susan.Haugen@BreadFinancial.com
Rachel Stultz – Media
Rachel.Stultz@BreadFinancial.com

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